EXHIBIT 32.1
                               ------------

                               CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350

   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A (Amendment No. 2)(the "Report") of AMCON Distributing Company (the "Company") for the fiscal year ended September 24, 2004, I, William F. Wright, Chairman and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 28, 2005      /s/ William F. Wright
                             ------------------------------
                             Title: Chairman and Principal
                             Executive Officer



A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange Commission or its staff upon request.